EXHIBIT 10.1

                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT (the "Agreement") is dated as of March 24, 2000 by and among TALK.COM, INC., a Delaware corporation ("Parent"), ALADDIN ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("Parent Subsidiary"), ACCESS ONE COMMUNICATIONS CORP., a New Jersey corporation ("Company") and all of the other signatories identified on the signature pages hereto (collectively, the "Stockholder").

                              W I T N E S S E T H:

                  WHEREAS, Parent, Company and Parent Subsidiary are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which Parent will acquire all of the outstanding shares of voting common stock, $0.001 par value per share and all derivative securities issued by the Company convertible or exercisable into such Company voting common stock (collectively, the "Common Stock"), of the Company pursuant to a merger of Parent Subsidiary with and into Company (the "Merger");

                  WHEREAS, Stockholder collectively owns, as of the date hereof, 15,885,786 shares of Common Stock (the "Existing Shares," and together with any shares of Common Stock acquired by Stockholder after the date hereof and prior to the termination hereof, the "Shares") as reflected on Exhibit A attached hereto;

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and in reliance on Stockholder's representations, warranties, covenants and agreements hereunder, Parent and Parent Subsidiary have requested that Stockholder agree, and Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, this Agreement is being entered into concurrently with the execution of the Merger Agreement.

                  NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties agree as follows. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

1. Agreement to Vote. Stockholder hereby agrees that, during the term of this Agreement, at any meeting of the stockholders of Company, however called, and in any action by consent of the stockholders of Company, however taken, Stockholder shall cause the Shares to be present for quorum purposes and to vote at such meeting and shall cause the Shares to be voted in any such consent, and in either case, shall: (a) vote the Shares in favor of the adoption of the Merger Agreement; (b) vote the Shares against any action or agreement that would, or could reasonably be expected to, result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company or its stockholders under the Merger Agreement or that would result in a failure to satisfy any condition on the part of the Company or its stockholders to be satisfied under the Merger Agreement; (c) vote the Shares against any action or agreement that would, or could reasonably be expected to, impede, interfere with, delay, postpone or attempt to discourage the Merger, including but not limited to (i) any extraordinary corporate transaction (other than the Merger), such as a merger, other business combination, recapitalization, reorganization or liquidation, involving the Company (a "Business Combination Transaction"), (ii) a sale or transfer of a material amount of assets of the Company or any of its Subsidiaries, (iii) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by Parent, (iv) any material change in the present capitalization of the Company or (v) any other material change in the corporate structure or business of the Company; and (d) without limiting the foregoing, consult with Parent prior to any such meeting or consent and, in either case, vote the Shares in such manner as is determined by Parent to be in compliance with the provisions of this Section 1. Stockholder acknowledges receipt and review of a copy of the Merger Agreement. In furtherance of this Section 1, Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote the Shares at any meeting of the stockholders of the Company called with respect to any of the matters specified in this Agreement. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance on Stockholder's execution and delivery of this Agreement. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Except as otherwise provided for herein, Stockholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (iii) affirms that this irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 14A:5-19 of the New Jersey Business Corporation Act. Notwithstanding any other provision of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate on the termination of this Agreement pursuant to Section 4.

2. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent and Parent Subsidiary with respect to that part of the Existing Shares owned by it as follows:

     2.1 Ownership of Shares. On the date hereof, Stockholder is the sole record and beneficial owner of the Existing Shares, except as set forth on Schedule 2.1 attached hereto. For purposes of this Agreement, beneficial ownership of securities shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On the date hereof and at the Closing Date, neither Stockholder nor any Affiliate of Stockholder (other than Company) owns or will own, of record or beneficially, solely or jointly with others, (i) any shares of Common Stock other than the Existing Shares and shares of Common Stock acquired on the exercise of employee stock options granted by the Company or warrants issued by the Company (as listed on Schedule 2.1 attached hereto) or (ii) any securities convertible into or exchangeable or exercisable for shares of Common Stock or any rights to acquire any shares of Common Stock other than employee stock options granted by Company or warrants issued by the Company (as listed on Schedule 2.1 attached hereto). Except as set forth on Schedule 2.1 attached hereto, Stockholder currently has with respect to the Existing Shares, and at Closing will have with respect to the Shares, good, valid and marketable title, free and clear of all liens, encumbrances, restrictions, options, warrants, rights to purchase, voting agreements or voting trusts, and claims of every kind (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable federal and state securities laws).

     2.2 Power; Binding Agreement. Stockholder has the full legal right, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholder agreement or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms. Neither the execution or delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (a) require any consent or approval of or filing with any third party, including any governmental or other regulatory body, other than filings required under the federal securities laws and consents or waivers listed on
Schedule 2.2 attached hereto, all of which have been obtained, or (b) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Stockholder is a party or by which Stockholder or its property is bound.

     2.3 Finder's Fees. No person or entity is, or will be, entitled to any commission or finder's fees from Stockholder in connection with this Agreement or the transactions contemplated herein exclusive of any commission or finder's fees referred to in the Merger Agreement.

3. Representations and Warranties of Parent and Parent Subsidiary. Each of Parent and Parent Subsidiary represents and warrants to Stockholder as follows:

     3.1 Authority. Each of Parent and Parent Subsidiary has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of Parent and Parent Subsidiary will not violate or conflict with any other agreement to which it is a party. This Agreement has been duly executed and delivered by each of Parent and Parent Subsidiary and constitutes a legal, valid and binding agreement of each of Parent and Parent Subsidiary, enforceable against Parent and Parent Subsidiary in accordance with its terms. Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby by each of Parent and Parent Subsidiary will (a) require any consent or approval of or filing with any third party, including any governmental or other regulatory body, other than filings required under the federal securities laws, or (b) constitute a violation of, conflict with or default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Parent or Parent Subsidiary is a party or by which either of them or their property is bound.

     3.2 Finder's Fees. No person or entity is, or will be, entitled to any commission or finder's fee from Parent or Parent Subsidiary in connection with this Agreement or the transactions contemplated herein exclusive of any commission or finder's fees referred to in the Merger Agreement.

4. Termination. The term of this Agreement commences on the execution and delivery of this Agreement by all of the parties hereto and continues until it is terminated in accordance with its terms. This Agreement shall terminate on the earliest of (a) the Effective Time (as defined in the Merger Agreement) or
(b) the date 90 days after the termination of the Merger Agreement in accordance with its terms and, in addition, (i) the provisions of Sections 5 and 7 through 17 shall survive any termination of this Agreement, and (ii) the provisions of Sections 2 and 3 shall survive for a period of one year after any termination of this Agreement.

5. Expenses. Each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisers.

6. Covenants

     6.1 Except in accordance with the provisions of this Agreement, Stockholder (and the Company, pursuant to Section 6.3 hereof) agrees, prior to the termination of this Agreement as provided in Section 4 above, not to, directly or indirectly:

         (a) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares; except that Stockholder may transfer Shares, with the prior written consent of Parent which shall not be unreasonably withheld, to a trust of which there are no beneficiaries other than the parents, spouse or children of Stockholder, or otherwise make transfers for estate planning purposes, so long as the trust and the trustee(s) or other transferee(s) thereof deliver a written agreement to Parent, reasonably acceptable to Parent, to be bound by the restrictions set forth in this Agreement, and Parent receives an opinion of counsel reasonably satisfactory to it that this Agreement is binding on such trust and the trustee(s) or other transferee(s) thereof, as if such trust and trustee(s) or other transferee(s) were Stockholder. Any action taken in violation of this Section 6.1(a) shall be void and of no effect;

         (b) grant any proxies with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or

         (c) take any action to solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, an Acquisition Proposal (as defined in the Merger Agreement) or engage in negotiations or discussions with any person or entity (or group of persons and/or entities) other than Parent or its Affiliates concerning, or provide any non-public information to any person or entity relating, to an Acquisition Proposal or otherwise assist or facilitate any effort or attempt by any person or entity (other than Parent and Parent Subsidiary) to make or implement an Acquisition Proposal. Stockholder will immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation on its part with any parties conducted heretofore with respect to any proposed, potential or contemplated Acquisition Proposal, and will notify Parent promptly if it becomes aware of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs the Company (or its officers, directors, representatives, agents, Affiliates or associates) that it is considering making or has made an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

     6.2 Stockholder agrees, during the term of this Agreement, to notify Parent promptly of the number of any shares of Common Stock acquired by Stockholder after the date hereof.

     6.3 The Company recognizes and agrees to use its best efforts to enforce the transfer restrictions placed on the Shares under this Agreement.

7. Survival of Representations and Warranties. Except as expressly provided otherwise, all representations, warranties, covenants and agreements made by Stockholder, Parent or Parent Subsidiary in this Agreement shall survive the termination of this Agreement as set forth in Section 4 and any investigation at any time made by or on behalf of any party.

8. Notices. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein), given in the manner provided in the Merger Agreement, and shall be deemed duly given when received, addressed as follows:

                                  If to Parent or Parent Subsidiary:

                                  Talk.com, Inc.
                                  6805 Route 202
                                  New Hope, Pennsylvania 18938
                                  Aloysius T. Lawn, IV, Esq.
                                  Executive Vice President -
                                  General Counsel and Secretary
                                  Facsimile:  (215) 862-1960

                                  With a copy to:

                                  Kelley Drye & Warren LLP
                                  1200 19th Street, N.W.
                                  Suite 500
                                  Washington, D.C.  20036
                                  Attention:  Joseph B. Hoffman, Esq.
                                  Facsimile:  (202) 955-9792

                                  If to Stockholder:

                                  To the address and facsimile  number set forth
                                  on   the   signature    page   opposite   such
                                  Stockholder's name

                                  If to Company:

                                  Access One Communications Corp.
                                  3427 NW 55th Street
                                  Fort Lauderdale, FL  33309
                                  Attention:  Kenneth G. Baritz
                                  Facsimile:  (954) 739-2476

                                  With a copy to:

                                  Blank Rome Tenzer Greenblatt LLP
                                  405 Lexington Avenue
                                  New York, NY  10174
                                  Attn: Michael S. Mullman, Esq.
                                  Facsimile:  (212) 885-5001

9. Entire Agreement; Amendment. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by Parent, Parent Subsidiary, Company and Stockholder.

10. Legend. In addition to any other legend that may be required by applicable law, each share certificate representing Shares that are subject to this Agreement shall have endorsed, to the extent appropriate, on its face the following words:

                    THE   SECURITIES   REPRESENTED  BY  THIS
                    CERTIFICATE  MAY NOT BE  OFFERED,  SOLD,
                    TRANSFERRED,      PLEDGED,     ASSIGNED,
                    HYPOTHECATED  OR  OTHERWISE  DISPOSED OF
                    UNLESS SUCH  TRANSFER  COMPLIES WITH THE
                    PROVISIONS OF A VOTING  AGREEMENT  DATED
                    AS  OF  MARCH  __,  2000  (THE   "VOTING
                    AGREEMENT"),  A COPY OF WHICH IS ON FILE
                    AND MAY BE  INSPECTED  AT THE  PRINCIPAL
                    OFFICE OF THE  COMPANY.  NO  TRANSFER OF
                    THE SECURITIES WILL BE MADE ON THE BOOKS
                    OF THE  COMPANY  UNLESS  ACCOMPANIED  BY
                    EVIDENCE OF COMPLIANCE WITH THE TERMS OF
                    SUCH VOTING  AGREEMENT.  THE  SECURITIES
                    REPRESENTED BY THIS CERTIFICATE ARE ALSO
                    SUBJECT TO OTHER RIGHTS AND  OBLIGATIONS
                    AS SET FORTH IN THE VOTING AGREEMENT.

11. Assigns.  This Agreement shall be binding on and inure to the benefit of the
parties   hereto  and  their   respective   successors,   assigns  and  personal
representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

12. Governing Law. Except as expressly set forth below, this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party hereto appoints C-T Corporation (the "Process Agent") as his or its agent to receive on his or its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding. Any party hereto may make service on any other party by sending or delivering a copy of the process (A) to the party to be served at the address and in the manner provided for the giving of notices in Section 8 above or (B) to the party to be served in care of the Process Agent at the address and in the manner provided for the giving of notices in Section 8 above. Nothing in this Section 12, however, shall affect the right of any party hereto to serve legal process in any other manner permitted by law or at equity. Each party hereto agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. EACH OF PARENT, PARENT SUBSIDIARY, COMPANY AND STOCKHOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

13. Injunctive Relief. The parties agree that in the event of a breach of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to obtain in any court of competent jurisdiction a decree of specific performance or to enjoin the continuing breach of such provision, in each case without the requirement that a bond be posted and without having to prove actual damages, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

14. Counterparts; Facsimile Signatures. This Agreement may be executed, including execution by facsimile, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

15. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

16. Further Assurances. Each party hereto shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

17. Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

IN WITNESS WHEREOF, Parent, Parent Subsidiary, Stockholder and Company have executed this Agreement or caused this Agreement to be executed by their duly authorized officers, as the case may be, each as of the date and year first above written.

                                              ACCESS ONE COMMUNICATIONS CORP.



                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:


                                              ALADDIN ACQUISITION CORP.



                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:


                                              TALK.COM, INC.



                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:



----------------------                        ----------------------------------
----------------------                        Kenneth G. Baritz
----------------------




----------------------                        ----------------------------------
----------------------                        Kevin Griffo
----------------------



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                                      -9-
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                                      -10-